UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

Stericycle, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive
Lake Forest, Illinois 60045
(Address of principal executive offices including zip code)

(847) 367-5910
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACTIVE 208968536v.3

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2015, Stericycle, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the equity holders (the “Vendors”) of Shred-it International ULC, an Alberta unlimited liability corporation (“SII”), Shred-it JV LP, an Ontario limited partnership (“Shred-it”), Boost GP Corp., an Ontario corporation (“Boost GP”) and Boost Holdings LP, an Ontario limited partnership (“Boost Holdings,” and together with SII, Shred-it and Boost GP, the “Target Companies”), providing for the acquisition of the Target Companies by the Company and certain of its subsidiaries (the “Acquisition”) at an aggregate purchase price of $2,300,000,000, plus the total enterprise value of franchises acquired by Shred-it after July 15, 2015 and prior to closing as permitted by the Securities Purchase Agreement. The Vendors include CC Shredding Holdco LLC, a Delaware limited liability company, CC Dutch Shredding Holdco BV, a Netherlands company, Birch Hill Equity Partners Management Inc., an Ontario corporation, in its own capacity and in its capacity as the Vendors’ Representative, Shred-it International Inc., an Ontario corporation, and certain funds, co-investors, management shareholders and option participants set forth in the Securities Purchase Agreement.
Consummation of the Acquisition is subject to the satisfaction or waiver of specified closing conditions, including (i) regulatory approvals under the Competition Act of Canada and the Investment Canada Act, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (iii) other customary closing conditions, including (a) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers), (b) each party’s performance in all material respects of its obligations under the Securities Purchase Agreement, (c) no pending action by any person in the United States or Canada, and no judgment or law by any governmental entity, seeking to restrict or prohibit any of the transactions contemplated by the Securities Purchase Agreement, and (d) the absence of any Material Adverse Effect (as defined in the Securities Purchase Agreement) with respect to Shred-it.
The Securities Purchase Agreement includes customary representations, warranties, covenants and agreements, including, among other things, covenants of the Vendors and Shred-it regarding the conduct of its business prior to the closing, mutual covenants regarding the use of each party’s commercially reasonable efforts to cause the conditions to closing of the Acquisition to be consummated and mutual covenants regarding the use of all reasonable efforts by the parties to obtain regulatory approvals. Under the Securities Purchase Agreement, the Vendors are subject to a “no-shop” restriction on their ability to solicit proposals relating to an acquisition of Shred-it and its subsidiaries or to provide information to or engage in discussions or negotiations with third parties regarding an acquisition proposal. This provision also requires the Vendors to terminate or withdraw any filing with the securities regulatory authorities in Canada in connection with the initial public offering of Shred-it and not make any further filing to effect or further such offering or any other offering.

The Securities Purchase Agreement may be terminated by each of the Company and the Vendors for breach of the Securities Purchase Agreement under certain circumstances, and both parties have the right to terminate if the Acquisition is not consummated by November 15, 2015 (provided that no party may terminate if such party’s failure to fulfill its obligations under the Securities Purchase Agreement is the primary cause of the failure to close by such date), subject to mutually agreed extensions and certain required extension if the failure by Shred-it to deliver financial statements results in a delay in the Company’s financing for the Acquisition.
The representations, warranties and covenants of each of the parties contained in the Securities Purchase Agreement have been made solely for the benefit of the parties to the Securities Purchase Agreement. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Securities Purchase Agreement, (ii) have been qualified by confidential disclosures made by the parties in connection with the Securities Purchase Agreement, (iii) are subject to materiality qualifications contained in the Securities Purchase Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Securities Purchase Agreement or such other date as is specified in the Securities Purchase Agreement and (v) have been included in the Securities Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Securities Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Securities Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in the public disclosures by the parties or their subsidiaries. The Securities Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding any party that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that such party files with the U.S. Securities and Exchange Commission.
The foregoing description of the Securities Purchase Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Securities Purchase Agreement attached as Exhibit 2.1 and incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic and market conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste, increases in transportation and other operating costs, the level of governmental enforcement of regulations governing regulated waste collection and treatment, our ability to execute our acquisition strategy and to integrate acquired businesses, competition and demand for services in the regulated waste industry, political, economic and currency risks related to our foreign operations, impairments of goodwill or other indefinite-lived intangibles, exposure to environmental liabilities, and compliance with existing and future legal and regulatory requirements, as well as other factors described in our filings with the U.S. Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.
All statements, other than historical facts, including statements regarding the expected timing of the closing of the Acquisition; the ability of the parties to complete the Acquisition considering the various closing conditions; the expected benefits and synergies of the Acquisition; the competitive ability and position of the Company; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. There can be no assurance that the Acquisition will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the Acquisition will be realized.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits
The following exhibits are filed with this report:

Exhibit No.	Description

2.1
Securities Purchase Agreement, dated as of July 15, 2015, among CC Shredding Holdco LLC, CC Dutch Shredding Holdco BV, Birch Hill Equity Partners Management Inc., in its own capacity and in its capacity as the Vendors’ Representative, Shred-it International Inc., certain Funds listed on Appendix A to the Securities Purchase Agreement, certain Co-Investors listed on Appendix B to the Securities Purchase Agreement, certain Management Shareholders listed on Appendix C to the Securities Purchase Agreement, the Option Participants in Boost GP Corp., Shred-it JV LP, Boost GP Corp., Boost Holdings LP, Stericycle, Inc., 1908223 Alberta ULC and 1908249 Alberta ULC.*

99.1	Press Release issued on July 15, 2015 by Stericycle, Inc.

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or appendix to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2015	Stericycle, Inc.

By:	/s/ Daniel V. Ginnetti

Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

2.1
Securities Purchase Agreement, dated as of July 15, 2015, among CC Shredding Holdco LLC, CC Dutch Shredding Holdco BV, Birch Hill Equity Partners Management Inc., in its own capacity and in its capacity as the Vendors’ Representative, Shred-it International Inc., certain Funds listed on Appendix A to the Securities Purchase Agreement, certain Co-Investors listed on Appendix B to the Securities Purchase Agreement, certain Management Shareholders listed on Appendix C to the Securities Purchase Agreement, the Option Participants in Boost GP Corp., Shred-it JV LP, Boost GP Corp., Boost Holdings LP, Stericycle, Inc., 1908223 Alberta ULC and 1908249 Alberta ULC.*

99.1	Press Release issued on July 15, 2015 by Stericycle, Inc.

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or appendix to the Securities and Exchange Commission upon request.